Principal Life Insurance Company 711 High Street, Des Moines, IA 50392 515 247 5111 tel

May 3, 2024

Via EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:    Principal Life Insurance Company Separate Account B (“Registrant”)
File No. 811-02091

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the "Act"), the Registrant certifies that the forms of Prospectus and Statement of Additional Information that would have been filed under Rule 497(b) or (c) under the Act for each Contract listed below would not have differed from those contained in the Amendment identified below for each such Contract.

Contract Name	Amendment No.	Registration No.
Principal Flexible Variable Annuity	42	033-74232
Principal Flexible Variable Annuity with Purchase Payment Credit Rider	27	333-40254
Principal Freedom Variable Annuity	26	333-63401
Principal Freedom 2 Variable Annuity	18	333-128079
Principal Investment Plus Variable Annuity	41	333-116220
Personal Variable	40	033-44565
Premier Variable	40	033-44670
Principal Pivot Series Variable Annuity	15	333-197214
Principal Lifetime Income Solutions	20	333-171650
Principal Lifetime Income Solutions II Variable Annuity	11	333-213890
The Amendments were filed electronically with the Securities and Exchange Commission on April 29, 2024 and are the most recent post-effective amendments to the Registrant’s registration statement with respect to the Contracts.

If you have any questions regarding this filing, please call me at 515-247-6785.

Very truly yours,

/s/ Scott Van Wyngarden

Scott Van Wyngarden
Counsel, Registrant